UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21279

The Merger Fund VL
(Exact name of registrant as specified in charter)

100 Summit Lake Drive
Valhalla, New York 10595
(Address of principal executive offices) (Zip code)

Bonnie L. Smith
100 Summit Lake Drive
Valhalla, New York 10595
(Name and address of agent for service)

914-741-5600
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2007

Item 1. Reports to Stockholders.

THE MERGER FUND VL

ANNUAL REPORT

DECEMBER 31, 2007

February 20, 2008

Dear Fellow Shareholder:

As previously reported, The Merger Fund VL showed a gain of 2.1% in the year ended December 31, 2007.  M&A activity involving publicly traded companies in North America and Europe was strong during much of this period, but the fourth quarter saw an unusually large number of broken deals.  For the year as a whole, 150 of the 168 mergers, takeovers and other corporate reorganizations in which we held positions unfolded more or less as expected or saw topping bids.  Of the remaining six deals that were subject to definitive merger agreements, three were terminated and three more were left in limbo after the buyers balked at completing the transactions on their original terms.  Twelve “pre-deal” situations either failed to reach the definitive-agreement stage or saw lower-than-expected takeover prices.

Despite a disappointing 2007, The Merger Fund VL has shown an annualized rate of return of 8% since inception on May 26, 2004.  Over the same period, the Fund has exhibited substantially less volatility than other equity-oriented mutual funds.  Going forward, our goal is to achieve 10%-plus returns while maintaining the Fund’s favorable risk-reward profile.

A Look at the Portfolio

Once again, we have included a series of charts which reflect the nature of the arbitrage situations in which the Fund has recently invested.  Chart 1 shows that as of December 31, friendly transactions represented 93% of the dollar value of our long positions, while unsolicited, or hostile, takeover attempts accounted for just under 7%.  The latter figure, which is unchanged from a year earlier, indicates that hostile deals continue to represent a relatively small percentage of total M&A activity.  Corporate managements must be reading our annual reports, since we have often discussed how difficult it is to accomplish an unwelcome takeover.  Poison pills, staggered boards and target-friendly state laws governing unsolicited offers have tipped the odds against all but the most committed bidders.  And even when the would-be acquirer is both willing and able to stay the course, a third party acting as a white knight may end up stealing the prize.  Arbitrageurs, of course, look at hostile takeovers differently than do the companies making them.  Whether the original bidder or a white knight is the eventual winner is often not that important to us; we just want a deal, preferably at a nice premium to our cost basis in the target company’s shares.

Private Equity Moves to the Sidelines

Chart 2 shows that approximately 69% of the takeovers in the Fund’s portfolio as of December 31 were strategic in nature, meaning combinations that involve a corporate buyer—typically operating in the same industry as the target—whose objective in doing the transaction is to enhance shareholder value on a longer-term basis.  The rest are financial, or going-private, deals in which an investor group that normally includes the target’s management uses large amounts of borrowed money to buy out the public shareholders.  In most cases, the goal in such highly leveraged transactions is to pay down debt over a few years’ time and then either sell or IPO the company at a price that yields a sizable profit for the buyout group.  Certain of the takeovers that we classify as financial transactions could be described as quasi-strategic; that is, the private-equity buyer has made other acquisitions in the same industry and expects to realize synergies comparable to those available to a strategic acquirer.  At the end of December financial deals represented about 31% of our arbitrage investments, in line with the prior year’s figure of 32%.

For the first half of 2007, the environment for going-private transactions was extremely accommodating, with lenders willing to supply large amounts of buyout financing on highly favorable terms.  Taking advantage of these borrower-friendly credit markets, private-equity firms went into high gear.  Multi-billion-dollar LBOs became commonplace, and a number of deals topped the $20 billion level.  While the music kept playing, companies that had put themselves up for sale and had attracted interest from both private-equity and strategic bidders often ended up in the arms of buyout groups.  In such cases the historical advantage enjoyed by strategic buyers—their ability to realize greater synergies when combining with another company in the same industry—was trumped by the ability of private-equity shops to amplify their investment returns with high leverage and cheap financing.

In the September quarter, however, the ascendancy of private-equity groups in deal-making came to an abrupt end.  Trouble in subprime mortgages spread to a wide range of debt instruments, as lenders suddenly lost their appetite for risk-taking.  Although most—but not all—of the going-private deals that had been announced earlier in the year survived these dislocations, new LBO activity has contracted sharply.

Cash Remains King

Chart 3 shows the type of merger consideration to be received by the selling company’s shareholders in transactions in which the Fund held positions at the end of 2007.  This year’s chart shows that when it comes to deal-making, cash is still the preferred acquisition currency.  All-cash takeovers represent 72% of the Fund’s portfolio, while mergers and acquisitions involving a partial cash component make up another 10% of our holdings.  All-stock deals, in contrast, account for just 9% of our investments, up modestly from 6% a year earlier.  Four years ago all-stock deals represented one-third of our investments.  Part of the explanation for this trend involves the relatively large number of going-private transactions in the Fund’s portfolio; these deals are always done for cash.  So are most cross-border transactions, in which the sellers typically prefer to receive cash rather than shares listed in another country.  In addition, corporate balance sheets have become even more cash-heavy, and borrowing costs for credit-worthy strategic buyers remain relatively low.  And as we have noted before, not only are cash deals frequently more accretive to the buyer’s bottom line than stock deals, but by using their cash for acquisitions, publicly traded companies can also make themselves less of a target for activist investors demanding large cash distributions or share buybacks.  Finally, many CEOs continue to regard their own shares as undervalued and are reluctant to use them as an acquisition currency.

A Well-Diversified Portfolio

Chart 4 shows our investments grouped by economic sector.  Deals involving hotels and casinos, restaurant chains, broadcasters and other companies in the consumer discretionary sector climbed to the top spot this year, representing about 23% of the dollar value of the Fund’s holdings as of December 31. The ability of these companies to generate relatively steady cash flow has attracted a significant amount of interest from private-equity buyers.  Strategic buyers have recently been active in the information-technology sector, and this category now accounts for a little over 18% of our investments.  Mergers and acquisitions involving financial services companies dropped to third place this year, but thanks to a sizable investment in the takeover of a Japanese brokerage firm, the group still represents a relatively large 18% of the portfolio.  One reason for the dip in domestic M&A activity in this sector is that managements’ focus on repairing damaged balance sheets and restoring credibility with investors has taken many large banks and brokers out of the takeover game, at least for the time being.

One of the biggest year-over-year changes in the portfolio’s composition involves the energy sector, which at the end of 2006 accounted for 22% of our investments but which this year comprises only about 5%.  We’re not sure why the urge to merge in this group has seemingly waned, but one possibility is that many of the obvious combinations have already taken place.  Another explanation may be that buyers and sellers have divergent views regarding the sustainability of today’s record-high energy prices, making it harder to price transactions.  The rest of the Fund’s positions are spread across six other economic sectors.  As discussed in prior reports, we don’t target particular industry groups for investment; we go where the deals are.  We wouldn’t put all of our eggs in one industry basket, of course, but the target’s industry classification is otherwise important to us only to the extent that it could potentially affect the outcome of the transaction.  In most cases, it won’t.

Arbitrage Opportunities Are Global

Chart 5 shows the Fund’s arbitrage investments grouped by the geographic region in which the target company is domiciled.  At the end of 2007 roughly two-thirds of the deals in our portfolio involved U.S.-based targets, while target companies located in Canada, Europe and Asia accounted for 10%, 15% and 7% of the Fund’s holdings, respectively.  A year earlier the comparable numbers for non-U.S. deals were slightly smaller, indicating that the Fund’s investment activity has recently become somewhat more global in nature.  Evaluating foreign arbitrage opportunities requires an understanding of political, regulatory and corporate-governance systems that may be less shareholder-friendly than our own, and we often ask ourselves, “What do the locals know that we don’t?”  We hope the answer is, “Not much.”  We also take a disciplined approach to hedging currency risk, so that fluctuations in exchange rates don’t impact the Fund’s performance.

Deal Activity

Chart 6 shows the total dollar value of mergers and acquisitions in the U.S., by quarter, over the past 10 years.  Domestic M&A volume fell slightly last year from 2006 levels, with activity slowing significantly in the second half as credit jitters put a damper on highly leveraged transactions.  It appears unlikely that the near-perfect environment experienced by private-equity firms in the spring of 2007 will be repeated anytime soon.  With fewer going-private deals in the pipeline, to what extent will strategic buyers take up the slack over the next year or so?  Much will depend on industry- and company-specific developments.  At the same time, the prospect of less competition from financial players—and a corresponding reduction in takeover premiums—may be enough to entice corporate acquirers to step up their M&A activity, especially if confidence levels stay relatively high.  On the other hand, a deep, prolonged economic downturn or a geopolitical shock to the system could undermine confidence and cause would-be acquirers to put their plans on hold.  Absent a major change in boardroom sentiment, however, global deal-making should remain at levels sufficient to provide The Merger Fund  VL with an ample flow of attractive investment opportunities.

Sincerely,

Frederick W. Green
President

Chart 1	Chart 2

PORTFOLIO COMPOSITION	PORTFOLIO COMPOSITION
By Type of Deal*	By Type of Buyer*

Chart 3

PORTFOLIO COMPOSITION
By Deal Terms*

* Data expressed as a percentage of long equity positions as of December 31, 2007

Chart 4

PORTFOLIO COMPOSITION
By Sector*

Chart 5

PORTFOLIO COMPOSITION
By Region*

* Data expressed as a percentage of long equity positions as of December 31, 2007

Chart 6

MERGER ACTIVITY
1998 – 2007

Source: Securities Data Corp.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE MERGER FUND VL AND THE S&P 500

*  Inception Date 5/26/04

	Average Annual
	Total Return
	1 Year	Since Inception
The Merger Fund VL	2.11%	7.99%

The Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  This chart assumes an initial gross investment of $10,000 made on May 26, 2004.  Returns shown include the reinvestment of all dividends.  Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Merger Fund VL
EXPENSE EXAMPLE
December 31, 2007

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 for the period 7/1/07 – 12/31/07.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 7/1/07	Value 12/31/07	Period 7/1/07 – 12/31/07*
Actual + (1)	$1,000.00	$ 963.60	$22.27
Hypothetical ++ (2)	$1,000.00	$1,002.52	$22.71

+	Excluding dividends on short positions and interest expense, your actual cost of investment in the Fund would be $6.93.
++	Excluding dividends on short positions and interest expense, your hypothetical cost of investment in the Fund would be $7.12.
(1)	Ending account values and expenses paid during period based on a (3.64)% return. This actual return is net of expenses.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*	Expenses are equal to the Fund’s annualized expense ratio of 4.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Merger Fund VL
SCHEDULE OF INVESTMENTS
December 31, 2007

Shares		Value
COMMON STOCKS — 116.97%

	APPAREL RETAIL — 1.50%
5,555	The Finish Line, Inc. (b)	$13,443
1,425	Genesco Inc. (a) (b)	53,865
		67,308
	APPLICATION SOFTWARE — 14.43%
12,400	BEA Systems, Inc. (a) (d)	195,672
2,850	Cognos, Inc. (a) (d)	164,075
3,800	NAVTEQ (a) (d)	287,280
		647,027
	BIOTECHNOLOGY — 1.68%
475	Celgene Corporation (a) (b)	21,950
850	Pharmion Corp. (a) (b)	53,431
		75,381
	BROADCASTING & CABLE TV — 9.71%
1,450	Cablevision Systems Corporation (a) (c)	35,525
9,650	Clear Channel Communications, Inc. (c)	333,118
3,900	Virgin Media Inc. (c)	66,846
		435,489
	BUILDING PRODUCTS — 5.18%
4,900	Goodman Global, Inc. (a) (c)	120,246
2,400	Trane, Inc. (c)	112,104
		232,350
	CASINOS & GAMING — 9.84%
3,900	Harrah's Entertainment (c)	346,125
1,600	Penn National Gaming, Inc. (a) (c)	95,280
		441,405
	COMMUNICATIONS EQUIPMENT — 2.05%
20,300	3Com Corporation (a) (b)	91,756

	CONSUMER ELECTRONICS — 1.97%
1,200	Harman International Industries, Inc. (b)	88,452

	CONSUMER FINANCE — 1.17%
2,600	SLM Corporation (b)	52,364

	DATA PROCESSING & OUTSOURCED SERVICES — 5.81%
3,475	Alliance Data Systems Corporation (a) (e)	260,590

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2007

Shares		Value
	DIVERSIFIED CHEMICALS — 5.03%
8,770	Huntsman Corporation (e)	$225,389

	DIVERSIFIED COMMERCIAL &
	PROFESSIONAL SERVICES — 3.30%
8,400	PHH Corporation (a) (e)	148,176

	DIVERSIFIED METALS & MINING — 0.23%
25	Rio Tinto plc - ADR (e)	10,498

	FERTILIZERS & AGRICULTURAL CHEMICALS — 1.97%
7,100	Nufarm Limited (e)	88,338

	FOOTWEAR — 0.54%
1,250	Skechers U.S.A., Inc. (a) (e)	24,388

	HOME ENTERTAINMENT SOFTWARE — 4.50%
6,800	Activision, Inc. (a) (d)	201,960

	INDEPENDENT POWER PRODUCERS
	& ENERGY TRADERS — 2.11%
2,425	Mirant Corporation (a) (e)	94,526

	INTEGRATED TELECOMMUNICATION SERVICES — 5.22%
5,825	BCE Inc. (e)	234,015

	INVESTMENT BANKING & BROKERAGE — 15.30%
37,400	Instinet Group Incorporated (a) (f) (g)	223,278
31,100	Nikko Cordial Corporation (f) (g)	462,679
		685,957
	MANAGED HEALTH CARE — 7.39%
7,900	Sierra Health Services, Inc. (a) (f)	331,484

	OFFICE REITS — 2.31%
12,900	American Financial Realty Trust (e)	103,458

	PACKAGED FOODS & MEATS — 0.85%
1,500	Reddy Ice Holdings, Inc. (c)	37,965

	PUBLISHING — 0.17%
100	Reuters Group plc - ADR (f)	7,618

	REGIONAL BANKS — 5.49%
6,450	Commerce Bancorp, Inc. (e)	246,003

	RESTAURANTS — 2.84%
4,925	Wendy's International, Inc. (c)	127,262

	TRADING COMPANIES & DISTRIBUTORS — 4.12%
3,900	UAP Holding Corp. (f)	150,540

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2007

Shares		Value
	TRADING COMPANIES & DISTRIBUTORS — 4.12% (CONTINUED)
1,850	United Rentals, Inc. (a) (f)	$33,966
		184,506
	WIRELESS TELECOMMUNICATION SERVICES — 2.26%
2,300	Rural Cellular Corporation (a) (f)	101,407
	TOTAL COMMON STOCKS (Cost $5,414,486)	5,245,072

CONVERTIBLE PREFERRED STOCKS - 0.79%
34	SLM Corporation Series C Convertible Preferred (a) (f)	35,360
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $34,319)	35,360

Contracts (100 shares per contract)
PURCHASED PUT OPTIONS — 2.35%
	Activision, Inc.
34	Expiration: May, 2008, Exercise Price: $30.00	10,540
	Agrium Inc
1	Expiration: April, 2008, Exercise Price: $65.00	460
	BHP Billiton
5	Expiration: January, 2008, Exercise Price: £18.00	2,528
	Bloomberg US Lodging Index
79	Expiration: March, 2008, Exercise Price: $440.00	5,103
	Celgene Corporation
7	Expiration: April, 2008, Exercise Price: $56.15	7,871
	Financial Select Sector SPDR
15	Expiration: January, 2008, Exercise Price: $34.00	7,500
	iShares Nasdaq Biotech
2	Expiration: January, 2008, Exercise Price: $85.00	782
	Materials Select Sector SPDR Trust
3	Expiration: January, 2008, Exercise Price: $44.00	758
	Monsanto Company
1	Expiration: April, 2008, Exercise Price: $120.00	1,580
	Mosaic Company
1	Expiration: March, 2008, Exercise Price: $105.00	1,690
	PowerShares Dynamic Healthcare
7	Expiration: January, 2008, Exercise Price: $30.00	490
	PowerShares Dynamic Media
6	Expiration: January, 2008, Exercise Price: $15.00	488

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2007

Contracts (100 shares per contract)		Value
PURCHASED PUT OPTIONS — 2.35% (CONTINUED)
	SPDR S&P Retail ETF
10	Expiration: March, 2008, Exercise Price: $38.00	$4,800
	SPDR Trust Series 1
42	Expiration: January, 2008, Exercise Price: $160.00	57,540
	Syngenta AG
2	Expiration: March, 2008, Exercise Price: $55.00	1,150
	Telecom HOLDRs Trust
7	Expiration: February, 2008, Exercise Price: $40.00	1,855
	Utilities Select Sector SPDR
1	Expiration: January, 2008, Exercise Price: $45.00	261
	TOTAL PURCHASED PUT OPTIONS (Cost $103,195)	105,396

Principal
Amount
ESCROW NOTES — 0.18%
$18,300	Price Communications Liquidating Trust (a) (g)	7,869
	TOTAL ESCROW NOTES (Cost $7,869)	7,869

SHORT-TERM INVESTMENTS — 0.03%
	VARIABLE RATE DEMAND NOTES — 0.03%
1,400	U.S. Bank, 4.650%	1,400
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,400)	1,400
	TOTAL INVESTMENTS (Cost $5,561,269) — 120.32%	$5,395,097

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
(a)	Non-income producing security.
(b)	All or a portion of the shares have been committed as collateral for open short positions.
(c)	All or a portion of the shares have been committed as collateral for swap contracts.
(d)	All or a portion of the shares have been committed as collateral for written option contracts.
(e)	All or a portion of the shares have been committed as collateral for the credit facility.
(f)	All or a portion of the shares have been committed as collateral for foreign currency contracts.
(g)	Fair-valued security.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF SECURITIES SOLD SHORT
December 31, 2007

Shares		Value
285	Celgene Corporation	$13,170
1,532	Gramercy Capital Corp.	37,243
550	Ingersoll-Rand Company Ltd.	25,558
2,500	The Thomson Corporation	101,875
2,725	The Toronto-Dominion Bank	190,614
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $378,184)	$368,460

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF OPTIONS WRITTEN
December 31, 2007

Contracts (100 shares per contract)		Value
CALL OPTIONS
	Activision, Inc.
34	Expiration: February, 2008, Exercise Price: $27.50	$10,200
34	Expiration: May, 2008, Exercise Price: $30.00	8,942
	BEA Systems, Inc.
23	Expiration: January, 2008, Exercise Price: $15.00	2,599
	Celgene Corporation
5	Expiration: April, 2008, Exercise Price: $72.93	113
	Cognos, Inc.
7	Expiration: February, 2008, Exercise Price: $60.00	52
	NAVTEQ
30	Expiration: January, 2008, Exercise Price: $80.00	150
	Rio Tinto plc - ADR
6	Expiration: January, 2008, Exercise Price: £60.00	639
	Station Casinos, Inc.
13	Expiration: January, 2008, Exercise Price: $90.00	—
	TXU Corp.
13	Expiration: January, 2008, Exercise Price: $67.50	2,275
	TOTAL CALL OPTIONS WRITTEN
	(Premiums received $23,386)	$24,970

ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:
Investments, at value (Cost $5,561,269)		$5,395,097
Cash		4,145
Deposit at brokers for short sales		635,700
Receivable from brokers for proceeds on securities sold short		378,184
Receivable for securities sold		398,219
Receivable from the investment advisor		16,177
Dividends and interest receivable		7,156
Total Assets		6,834,678
LIABILITIES:
Securities sold short, at value (Proceeds of $378,184)	$368,460
Options written, at value (Premiums received $23,386)	24,970
Loan payable	1,425,000
Payable for forward currency exchange contracts	3,966
Payable for swap contracts	356
Payable for securities purchased	464,556
Payable for fund shares redeemed	105
Accrued expenses and other liabilities	63,322
Total Liabilities		2,350,735
NET ASSETS		$4,483,943
NET ASSETS Consist Of:
Accumulated undistributed net investment income		$5,487
Accumulated undistributed net realized gain on investments,
securities sold short, written option contracts expired or
closed, swap contracts, foreign currency translation,
forward currency exchange contracts		157,095
Net unrealized appreciation (depreciation) on:
Investments	$(166,172)
Securities sold short	9,724
Written option contracts	(1,584)
Swap contracts	(1,521)
Foreign currency translation	99
Forward currency exchange contracts	(3,966)
Net unrealized depreciation		(163,420)
Paid-in capital		4,484,781
Total Net Assets		$4,483,943
NET ASSET VALUE, offering price and redemption price per share
($4,483,943 / 450,307 shares of beneficial interest outstanding)		$9.96

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

INVESTMENT INCOME:
Interest		$33,458
Dividend income on long positions
(net of foreign withholding taxes of $1,103)		114,293
Total investment income		147,751
EXPENSES:
Investment advisory fee	$61,476
Interest expense	113,320
Transfer agent and shareholder servicing agent fees	14,465
Federal and state registration fees	252
Professional fees	83,948
Trustees' fees and expenses	23,250
Custody fees	1,875
Administration fee	38,750
Fund accounting expense	47,487
Reports to shareholders	6,534
Miscellaneous expenses	292
Dividends on securities sold short (net of foreign withholding taxes of $0)	27,791
Total operating expenses		419,440
Less: Expenses reimbursed (Note 3)		(209,476)
Total expenses		209,964
NET INVESTMENT LOSS		(62,213)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	149,320
Securities sold short	(4,954)
Written option contracts expired or closed	(25,138)
Swap contracts	163,342
Foreign currency translation	126,899
Forward currency exchange contracts	(94,045)
Net realized gain		315,424
Change in unrealized appreciation / depreciation on:
Investments	(328,119)
Securities sold short	134,447
Written option contracts	(7,116)
Swap contracts	2,599
Foreign currency translation	80
Forward currency exchange contracts	1,224
Net unrealized loss		(196,885)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		118,539
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$56,326

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$56,326
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Net realized (gain) loss on:
Investments	(149,320)
Securities sold short	4,954
Written option contracts expired or closed	25,138
Change in unrealized appreciation on long transactions,
short transactions, and written options	200,788
Changes in assets and liabilities:
Deposit at brokers for short sales	(87,509)
Receivable from brokers for proceeds on securities sold short	961,677
Receivable for securities sold	(196,109)
Receivable for fund shares issued	6,038
Receivable from the investment advisor	(6,787)
Dividends and interest receivable	(4,021)
Payable for forward currency exchange contracts	(1,644)
Payable for swap contracts	(4,960)
Payable for dividends on securities sold short	(231)
Payable for securities purchased	305,777
Payable for fund shares redeemed	66
Accrued expenses and other payables	(18,704)
Purchases of investments	(27,915,113)
Proceeds from sale of investments	27,103,703
Proceeds from short transactions	3,847,534
Cover short transactions	(4,773,153)
Premiums received on written options	388,007
Written options closed or exercised	(413,009)
NET CASH USED BY OPERATING ACTIVITIES	(670,552)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	2,191,468
Payment on shares redeemed	(1,557,882)
Cash provided from loan	22,000
NET CASH PROVIDED BY FINANCING ACTIVITIES	655,586
NET CHANGE IN CASH FOR THE YEAR	(14,966)

CASH, BEGINNING OF YEAR	19,111
CASH, END OF YEAR	$4,145
SUPPLEMENTAL INFORMATION:
Cash paid for interest on loan outstanding	$110,587
Non-cash financing activities – reinvestment of distributions	696,704

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

Net investment loss	$(62,213)	$(68,019)
Net realized gain on investments, securities sold short,
written option contracts expired or closed, swap contracts,
foreign currency translation, and forward currency
exchange contracts	315,424	797,997
Change in unrealized appreciation / depreciation on
investments, securities sold short, written option contracts, swap contracts, foreign currency translation, and forward
currency exchange contracts	(196,885)	50,287
Net increase in net assets resulting from operations	56,326	780,265

Distributions to shareholders from:
Net realized gains	(696,704)	(359,486)
Total distributions	(696,704)	(359,486)
Net increase (decrease) in net assets from
capital share transactions (Note 4)	1,330,290	(2,200,710)
Net increase (decrease) in net assets	689,912	(1,779,931)

NET ASSETS:
Beginning of period	3,794,031	5,573,962
End of period (including accumulated undistributed
net investment income (loss) of $5,487
and $(5,159), respectively)	$4,483,943	$3,794,031

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
FINANCIAL HIGHLIGHTS

				For the Period
	Year Ended	Year Ended	Year Ended	May 26, 2004,(1)
	December 31,	December 31,	December 31,	through
	2007	2006	2005	December 31, 2004
Per Share Data:
Net Asset Value, beginning of period	$11.56	$10.96	$10.60	$10.00
Income from investment operations:
Net investment income	0.03	(0.02)	(0.05)	(0.02)
Net realized and unrealized gain on investments	0.20	1.83	0.53	0.62
Total from investment operations	0.23	1.81	0.48	0.60
Less distributions:
Distributions from net realized gains	(1.83)	(1.21)	(0.12)	—
Total distributions	(1.83)	(1.21)	(0.12)	—
Net Asset Value, end of period	$9.96	$11.56	$10.96	$10.60
Total Return	2.11%	16.55%	4.53%	6.00	%(3)
Supplemental data and ratios:
Net assets, end of period (000's)	$4,484	$3,794	$5,574	$1,362
Ratio of operating expenses to average
net assets including interest expense
and dividends on securities sold short:
Before expense waiver	8.53%	8.06%	7.40%	43.30	%(2)
After expense waiver	4.27%	3.43%	2.39%	1.62	%(2)
Ratio of operating expenses to average
net assets excluding interest expense
and dividends on securities sold short:
Before expense waiver	5.66%	6.03%	6.41%	43.08	%(2)
After expense waiver	1.40%	1.40%	1.40%	1.40	%(2)
Ratio of net investment loss to
average net assets
Before expense waiver	(5.52)%	(5.99)%	(5.58)%	(42.14	)%(2)
After expense waiver	(1.26)%	(1.36)%	(0.57)%	(0.46	)%(2)
Portfolio turnover rate(4)	418.22%	555.55%	497.59%	501.71	%(3)

(1)	Commencement of Operations.
(2)	Annualized.
(3)	Not Annualized.
(4)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding securities sold short). The denominator includes the average long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2007

Note 1 — ORGANIZATION

The Merger Fund VL (the “Fund”) is a no-load, open-end, non-diversified investment company organized as a statutory trust under the laws of Delaware on November 22, 2002, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund commenced operations on May 26, 2004.  The investment objective of the Fund is to seek to achieve capital growth by engaging in merger arbitrage.  Shares of the Fund are not offered directly to the public.  The Fund’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts.  At December 31, 2007, 83.3% of the shares outstanding of the Fund were owned by one insurance company.

Note 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A.	Investment Valuation

Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”).  Other listed securities are valued at the last sale price on the exchange on which such securities are primarily traded or, in the case of options, at the higher of the intrinsic value of the option or the last reported composite sale price. Securities not listed on an exchange are valued at the last sale price as of the close of the New York Stock Exchange. Securities for which there are no transactions are valued at the average of the closing bid and asked prices.  When pricing options, if no sales are reported or if the last sale is outside the bid and asked parameters, the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices will be used.  Securities for which there are no such valuations are valued at fair value as determined in good faith by management under the supervision of the Board of Trustees. The Adviser (as defined herein), subject to the supervision of the Board of Trustees, reserves the right to value securities, including options, at prices other than last-sale prices, intrinsic value prices, or the average of closing bid and asked prices, when such prices are believed unrepresentative of fair market value as determined in good faith by the Adviser.  When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. In addition, due to the subjective and variable nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. At December 31, 2007, fair-valued long securities represented 12.86% of investments, at value.  Investments in United States government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments are carried at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2007

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

B.	Short Positions

The Fund may sell securities or currencies short for hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statement of Assets and Liabilities.

The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

C.	Transactions with Brokers for Short Sales

The Fund’s receivable from brokers for proceeds on securities sold short and deposit at brokers for short sales are with two major securities dealers.  The Fund does not require the brokers to maintain collateral in support of the receivable from the broker for proceeds on securities sold short.

D.	Federal Income Taxes

No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders.

Effective June 29, 2007, The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.”  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2007

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Fund include Federal and the State of New York.  As of December 31, 2007, open Federal and New York tax years include the tax years ended December 31, 2004 through 2007.  The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2007.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

E.	Written Options

The Fund writes (sells) call options to hedge portfolio investments. Put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the higher of the intrinsic value of the option or the last composite sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the option contract written is valued at the higher of the intrinsic value of the option or the mean of the last reported bid and asked prices on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security.

F.	Purchased Options

The Fund purchases put or call options to hedge portfolio investments. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the higher of the intrinsic value of the option or the last composite sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the option contract purchased is valued at the higher of the intrinsic value of the option or the mean of the last reported bid and asked prices on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2007

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G.	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts obligating the Fund to deliver or receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

H.	Distributions to Shareholders

Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to wash loss deferrals, constructive sales, straddle loss deferrals, and unrealized gains or losses on Section 1256 contracts, which were realized, for tax purposes, at December 31, 2007. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.  The Fund increased net investment income by $72,859, reduced realized accumulated gains by $72,859, and did not change paid in capital.

I.	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

J.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

K.	Foreign Currency Translations

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2007

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

L.	When-Issued Securities

The Fund may sell securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the agreement, these securities may be delivered for cash proceeds at a future date.  The Fund records sales of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other open short-sale positions. The Fund segregates and maintains at all times cash, cash equivalents or other liquid securities in an amount at least equal to the market value for when-issued securities.

M.	Cash Equivalents

The Fund considers highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in the investments on the Statement of Assets and Liabilities.

N.	Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

O.	Other

Investment and shareholder transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is accounted for on the accrual basis and includes amortization of premiums and discounts on the interest method. The Fund may utilize derivative instruments including options, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

Note 3 — AGREEMENTS

The Fund’s investment adviser is Westchester Capital Management, Inc. (the “Adviser”) pursuant to an investment advisory agreement dated July 1, 2003. Under the terms of this agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% of the Fund’s average daily net assets. Certain officers of the Fund are also officers of the Adviser.

The Adviser has agreed to reduce its fees and reimburse the Fundto the extent total annualized expenses, excluding dividends on short positions and interest expense, exceed 1.40% of average daily

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2007

Note 3 — AGREEMENTS (continued)

net assets.  The agreement expires on July 1, 2013.  The agreement permits the Adviser to recover the expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund’s operating expenses, excluding dividends on short positions and interest expense, to exceed the cap on expenses.  For the year ended December 31, 2007, the Adviser reimbursed $209,476 to the Fund.

Reimbursed expenses subject to potential recovery by year of expiration is as follows:

Year of Expiration	Potential Recovery
12/31/08	$213,775
12/31/09	$231,497
12/31/10	$209,476

U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Note 4 — SHARES OF BENEFICIAL INTEREST

The Trustees have the authority to issue an unlimited amount of shares of beneficial interest without par value.

Changes in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2007		December 31, 2006
	Shares	Amount	Shares	Amount
Issued	183,690	$2,191,468	136,016	$1,652,396
Issued as reinvestments of dividends	70,374	696,704	31,097	359,486
Redeemed	(131,847)	(1,557,882)	(347,423)	(4,212,592)
Net Increase (Decrease)	122,217	$1,330,290	(180,310)	$(2,200,710)

Note 5 — INVESTMENT TRANSACTIONS

Purchases and sales of securities for the year ended December 31, 2007 (excluding short-term investments, options and securities sold short) amounted to $26,693,683 and $25,655,915, respectively. There were no purchases or sales of U.S. Government Securities.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2007

Note 5 — INVESTMENT TRANSACTIONS (continued)

At December, 31 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of Investments*	$5,610,774
Gross Unrealized Appreciation	$222,095
Gross Unrealized Depreciation	(437,772)
Net Unrealized Appreciation/(Depreciation)	$(215,677)
Undistributed Ordinary Income	$16,497
Undistributed Long-Term Capital Gain	197,946
Total Distributable Earnings	214,443
Other accumulated Gains/(Losses)	$396
Total Accumulated Earnings/(Losses)	$(838)

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales and constructive sales.

The tax components of dividends paid during the years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Ordinary Income	$678,545	$358,328
Long-Term Capital Gains	$18,159	$1,158

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the tax year ended December 31, 2007.

For the fiscal year ended December 31, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income for the fiscal year ended December 31, 2007 was 4.33% for the Fund (unaudited).

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends-received deduction for the fiscal year ended December 31, 2007 was 5.3% for the Fund (unaudited).

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2007

Note 6 — OPTION CONTRACTS WRITTEN

The premium amount and the number of option contracts written during the year ended December 31, 2007, were as follows:

	Premium	Number of
	Amount	Contracts
Options outstanding at December 31, 2006	$23,250	114
Options written	388,007	2,319
Options closed	(245,156)	(1,434)
Options exercised	(92,070)	(352)
Options expired	(50,645)	(482)
Options outstanding at December 31, 2007	$23,386	165

Note 7 — CREDIT FACILITY

Custodial Trust Company has made available to the Fund a credit facility under the 1940 Act limitation pursuant to a Loan and Security Agreement (“Agreement”) dated August 16, 2004 for the purpose of purchasing portfolio securities.  The Agreement can be terminated by either the Fund or Custodial Trust Company with three months’ prior notice.  For the period January 1, 2007 to December 31, 2007, the interest rate on the outstanding principal amount was the 30 Day Libor Rate plus 0.75% (weighted average rate of 6.07% during the year ended December 31, 2007).  Advances are collateralized by securities owned by the Fund and held separately in a special custody account pursuant to a Special Custody Agreement dated July 1, 2003.  During the year ended December 31, 2007, the Fund had an outstanding average daily balance of $1,853,380.  The maximum amount outstanding during the year ended December 31, 2007 was $3,238,000.  At December 31, 2007, the Fund had a loan payable balance of $1,425,000.  As collateral for the loan, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities.  The assets are required to be adjusted daily to reflect changes in the amount of the loan outstanding.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2007

Note 8 — FORWARD CURRENCY EXCHANGE CONTRACTS

At December 31, 2007, the Fund had entered into “position hedge” forward currency exchange contracts that obligated the Fund to deliver or receive currencies at a specified future date. The net unrealized depreciation of $3,966 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contracts are as follows:

Settlement	Currency to		U.S. $ Value at	Currency to	U.S. $ Value at
Date	be Delivered		December 31, 2007	be Received	December 31, 2007
3/31/08	106,500	Australian Dollars	$92,927	U.S. Dollars	$93,697
1/31/08	205,975	Canadian Dollars	208,854	U.S. Dollars	201,936
3/28/08	223,369	Canadian Dollars	226,544	U.S. Dollars	225,625
1/18/08	52,690,000	Japanese Yen	472,622	U.S. Dollars	465,824
1/4/08	102,500	Euros	149,865	U.S. Dollars	150,798
1/31/08	93,000	Euros	136,033	U.S. Dollars	136,908
5/15/08	63,875	Euros	93,422	U.S. Dollars	93,753
1/22/08	35,000	British Pounds	69,621	U.S. Dollars	71,953
2/8/08	28,860	British Pounds	57,378	U.S. Dollars	58,548
2/15/08	67,650	British Pounds	134,474	U.S. Dollars	136,430
2/29/08	73,800	British Pounds	146,647	U.S. Dollars	147,598
4/30/08	85,041	British Pounds	168,669	U.S. Dollars	170,020
			$1,957,056		$1,953,090

Note 9 — SWAP CONTRACTS

Equity Swap Contracts
The Fund has entered into both long and short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR plus 25 to 100 basis points. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract at a rate equal to LIBOR less 25 to 100 basis points.

The Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2007

Note 9 — SWAP CONTRACTS (continued)

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. At December 31, 2007, the Fund had the following open equity swap contracts:

			Unrealized Appreciation
Termination Date	Security	Shares	(Depreciation)
1/28/2008	Altadis, S.A.	2,050	$4,111
3/31/2008	BCE Inc.	1,000	1,243
2/4/2008	Burren Energy plc	5,500	(1,785)
2/1/2008	Gyrus Group plc	4,300	365
1/24/2008	J Sainsbury plc	4,810	(16,265)
9/30/2008	Neuf Cegetel	1,750	(451)
1/16/2008	PrimeWest Energy	7,700	11,045
2/29/2008	Resolution plc	3,600	(914)
3/31/2008	Reuters Group plc	15,200	7,367
9/30/2008	Rio Tinto plc	500	(4,400)
5/15/2008	Scottish & Newcastle plc	6,300	(5,314)
5/30/2008	Tele Atlas NV	3,100	(4,849)
			$(9,847)

Credit Default Swaps
The Fund may enter into credit default swaps. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a referenced entity, typically corporate issues, on its obligation.  The Fund may use the swaps as part of a merger arbitrage strategy involving pending corporate reorganizations. The Fund may purchase credit protection on the referenced entity of the credit default swap (’’Buy Contract’’) or provide credit protection on the referenced entity of the credit default swap (’’Sale Contract’’).

Swap contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure that the Fund has under the swap contract. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying securities and the inability of counterparties to perform.

The Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of default or bankruptcy of the swap contract counterparty.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2007

Note 9 — SWAP CONTRACTS (continued)

					Unrealized
Expiration		Buy/Sell	Pay/Receive	Notional	Appreciation
Date	Security	Protection	Fixed Rate	Amount	(Depreciation)
12/20/2012	Dow Jones CDX	Buy	0.40%	$1,107,565	$8,326
	North American
	Investment Grade

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
The Merger Fund VL:

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, of securities sold short, and of options written, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund VL (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
February 21, 2008

INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Officers and Trustees of the Fund is set forth below.  The Statement of Additional Information includes additional information about the Fund’s Officers and Trustees and is available, without charge, upon request by calling 1-800-343-8959.

		Term of		# of Portfolios	Other
	Positions(s)	Office and		in Fund Complex	Directorships
	Held with	Length of	Principal Occupation	Overseen by	Held by
Name, Address and Age	the Fund	Time Served	During Past Five Years	Trustee**	Trustee
Frederick W. Green*	President	Indefinite;	President of	2	None
Westchester Capital	and	since	Westchester Capital
Management, Inc.	Trustee	inception	Management, Inc.,
100 Summit Lake Drive			the Fund’s Adviser.
Valhalla, NY 10595
Age: 61

Bonnie L. Smith	Vice	One-year	Chief Operating	N/A	N/A
Westchester Capital	President,	term; since	Officer, Vice President
Management, Inc.	Secretary	inception	and Treasurer of
100 Summit Lake Drive	and		Westchester Capital
Valhalla, NY 10595	Treasurer;		Management, Inc.,
Age: 60	Anti-Money		the Fund’s Adviser.
Laundering
Compliance
Officer

James P. Logan, III	Independent	Indefinite;	Chairman of J.P.	2	None
c/o Westchester Capital	Trustee	since	Logan & Company.
Management, Inc.		inception	Chairman of Logan-
100 Summit Lake Drive			Chace, LLC, an
Valhalla, NY 10595			executive search firm.
Age: 71

Michael J. Downey	Independent	Indefinite;	Private investor.	2	Chairman and
c/o Westchester Capital	Trustee	since	Managing Partner of		Director of The
Management, Inc.		inception	Lexington Capital		Asia Pacific Fund,
100 Summit Lake Drive			Investments until 2003.		Inc; Director of the
Valhalla, NY 10595			Consultant and		AllianceBernstein
Age: 63			independent financial		core mutual fund
			adviser since July		group; Director of
			1993.		Prospect
Acquisition Corp.

Barry Hamerling	Independent	Indefinite;	Managing Partner of	2	Trustee of AXA
c/o Westchester Capital	Trustee	since 2007	Premium Ice Cream of		Premier VIP
Management, Inc.			America. Managing		Trust
100 Summit Lake Drive			Partner of Premium
Valhalla, NY 10595			Salads of America.
Age: 61

INFORMATION ABOUT TRUSTEES AND OFFICERS (Continued)

		Term of		# of Portfolios	Other
	Positions(s)	Office and		in Fund Complex	Directorships
	Held with	Length of	Principal Occupation	Overseen by	Held by
Name, Address and Age	the Fund	Time Served	During Past Five Years	Trustee**	Trustee
Roy D. Behren	Chief	One-year	Co-Portfolio Manager	N/A	N/A
Westchester Capital	Compliance	term;	and Chief Compliance
Management, Inc.	Officer	since	Officer of Westchester
100 Summit Lake Drive		inception	Capital Management,
Valhalla, NY 10595			Inc., the Fund’s Adviser.
Age: 47

*
Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or of the Fund’s Adviser.  Mr. Green is deemed to be an interested person because of his affiliation with the Fund’s Adviser and because he is an officer of the Fund.

**	The Fund Complex consists of the Fund and The Merger Fund.

The Merger Fund VL
AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund generally votes proxies relating to portfolio securities may be obtained without charge by calling the Fund’s Transfer Agent at 1-800-343-8959 or by visiting the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the SEC’s website or by calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Adviser
Westchester Capital Management, Inc.
100 Summit Lake Drive
Valhalla, NY  10595
(914) 741-5600

Administrator, Transfer Agent, Dividend Paying
Agent and Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI  53201-0701
(800) 343-8959

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212
(800) 343-8959

Trustees
Frederick W. Green
Michael J. Downey
James P. Logan, III
Barry Hamerling

Executive Officers
Frederick W. Green, President
Bonnie L. Smith, Vice President,
  Treasurer and Secretary
Roy D. Behren, Chief Compliance Officer

Counsel
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, NY  10103

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, WI  53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Michael J. Downey, James P. Logan, III and Barry Hamerling are “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2007	FYE 12/31/2006
Audit Fees	40,000	40,000
Audit-Related Fees
Tax Fees	5,000	5,000
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  The audit committee approved 100% of the tax services provided by the registrant’s principal accountant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

There were no non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Merger Fund VL

By (Signature and Title)*  /s/ Frederick W. Green
                                               Frederick W. Green, President

Date     2/22/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Frederick W. Green
                                                Frederick W. Green, President

Date     2/22/08

By (Signature and Title)*   /s/ Bonnie L. Smith
                                                Bonnie L. Smith, Treasurer

Date     2/22/08

* Print the name and title of each signing officer under his or her signature.